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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 18, 2005
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

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                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MARYLAND                         1-4141                13-1890974
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                                TWO PARAGON DRIVE
                           MONTVALE, NEW JERSEY 07645
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 573-9700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d- 2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02  REGULATION FD DISCLOSURE


On October 18, 2005, The Great Atlantic & Pacific Tea Company, Inc. issued a press release announcing its financial results for the fiscal 2005 second quarter ended September 10, 2005. A copy of the press release is attached as
Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

To supplement the consolidated financial results as determined in accordance with generally accepted accounting principles ("GAAP"), the press release presents non-GAAP financial measures for "EBITDA." EBITDA is defined as earnings before interest, taxes, depreciation, amortization, minority interest, discontinued operations and cumulative effect of change in accounting principles. Management believes that the use of such non-GAAP financial measures enables the Company to convey a useful and informative financial picture to investors. The non-GAAP measure "EBITDA" reflects a measure that the Company believes is of interest to investors. As required by the Securities and Exchange Commission, EBITDA is reconciled to Net Cash provided by Operating Activities on
Schedule 1 of the release.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1 Press Release of The Great Atlantic & Pacific Tea Company, dated October 18, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

                                     By:     /s/ Mitchell P. Goldstein
                                            ------------------------------
                                     Name:  Mitchell P. Goldstein
                                     Title: Executive Vice President,
                                            Chief Financial Officer & Secretary


Dated:   October 18, 2005



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      EXHIBIT DESCRIPTION
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99.1        Press release of The Great Atlantic & Pacific Tea Company, Inc., dated October 18, 2005